SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               February 19, 2003
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               Date of report (Date of earliest event reported)


                                   SLI, INC.
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              (Exact Name of Registrant as Specified in Charter)


            Oklahoma                     0-25848                73-1412000
----------------------------------  ---------------------   -------------------
 (State or Other Jurisdiction of       (Commission           (IRS Employer
         Incorporation)                 File Number)        Identification No.)


     500 Chapman Street, Canton Massachusetts                      02021
-------------------------------------------------          -------------------
   (Address of prinicpal executive offices)                     (zip code)


                                (781) 828-2948
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         As previously reported, on September 9, 2002, SLI, Inc. (the "Company"), and certain of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court"), in Wilmington, Delaware.

         On February 19, 2003, the Company filed a Notice of Filing of Monthly Operating Report covering the period from December 2, 2002 through December 29, 2002 (the "Monthly Operating Report"), with the Court as required by the Code. A copy of the Monthly Operating Report is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.

(a) Exhibits:

        Number     Description

        99.1 Notice of Filing of Monthly Operating Report for period from December 2, 2002 through December 29, 2002 (including Exhibits).



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SLI, Inc.


                                              By: /s/Robert J. Mancini
                                                  ----------------------------
                                              Name:  Robert J. Mancini
                                              Title: Chief Financial Officer


Date: May 9, 2003

                               INDEX TO EXHIBITS

 Number        Description

 99.1 Notice of Filing of Monthly Operating Report for period from December 2, 2002 through December 29, 2002 (including Exhibits).